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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of Bingo.com, Inc. on Form S-8 of our report dated February 25, 2000, with respect to the financial statements of Bingo.com, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 1999.


                                              /s/ Davidson & Company

                                                  Chartered Accountants
Vancouver, Canada
July 20, 2000